                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)     April 7, 2005
                                                      --------------------------

                                BRIGHTPOINT, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   0-23494                               35-1778566
--------------------------------------------------------------------------------
           (Commission File Number)           (IRS Employer Identification No.)


   501 Airtech Parkway, Plainfield, Indiana                46168
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)              (Zip Code)

                                 (317) 707-2355
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

         This amendment to the Form 8-K filed on April 12, 2005 corrects a typographical error stating the Mr. Howell's annual compensation is $405,000 by inserting the correct annual compensation for Mr. Howell, which is $420,000. The entire text of the form 8-K, with this one correction, is reprinted below.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On April 7, 2005, we entered into amendments (the "Amendments") to the amended and restated employment agreements for Robert J. Laikin, our Chief Executive Officer and Chairman of the Board, J. Mark Howell, our President, and Steven E. Fivel, our Executive Vice President, General Counsel and Secretary. These changes establish retention incentives and limit the amount of severance pay these executive officers may receive. Pursuant to these amendments we codified the previously agreed annual base compensation for Mr. Laikin ($705,000), Mr. Howell ($420,000) and Mr. Fivel ($350,000). In addition, severance and change of control caps ("Severance Caps") were implemented with respect to the total value of the severance payments due if (i) in breach of the applicable employment agreement, we terminate the employee's employment other than for disability or Cause, or (ii) the employee terminates his employment for Good Reason or at any time within twelve months after a Change of Control. Any accelerated vesting of annual equity awards upon a Change of Control will also count toward, and be subject to, the Severance Cap (the total of the severance payments and accelerated vesting the "Severance Total"). Pursuant to the Severance Caps, the Severance Total may not exceed $9 million for Mr. Laikin, $4.5 million for Mr. Howell and $2.25 million for Mr. Fivel. Any gross-up payment designed to cover extra income or excise taxes owed by the employee if the severance payments or benefits paid are deemed to constitute "parachute payments" as defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, and any acceleration of the restricted stock granted to the employees on April 7, 2005, will not count toward or be subject to the Severance Cap. Other than as set forth above, the amended and restated employment agreements for Messrs. Laikin, Howell and Fivel, as previously amended, remain in full force and effect. The Amendments are annexed hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

         In addition, on April 7, 2005, we entered into Supplemental Retirement Benefit Agreements ("Retirement Agreements") with each of Messrs. Laikin, Howell and Fivel. The Retirement Agreements provide that we will implement a supplemental retirement benefit providing each executive with a single-life annuity. The benefit is expressed as the annual payment per a single-life annuity commencing at age 62, with such annual payment equal to a certain percentage of average base salary and bonus based on the Executive's final five years of work, with such percentage not to be greater than 50%. If the executive's employment is terminated other than for Cause, a discounted annual single-life annuity benefit would commence being paid to Mr. Laikin at age 50, to Mr. Howell at age 53 and to Mr. Fivel at age 55, or upon termination if that event occurs after the respective age. If the executive is terminated for Cause, then the benefit would not commence until age 62.

         Assuming annual salary increases of 5% per year, the anticipated payments pursuant to the Retirement Agreements would be approximately $500,000 per year to Mr. Laikin commencing at age 50, $344,000 per year to Mr. Howell commencing upon age 53 and $229,000 per year to Mr. Fivel commencing upon age
55. Payment under the Retirement Agreements is contingent upon termination of service. The Retirement Agreements are annexed hereto as Exhibits 10.4, 10.6 and 10.6, respectively, and are incorporated herein by reference.

         On April 7, 2005, we also granted Messrs. Laikin, Howell and Fivel, respectively, 200,000, 100,000 and 50,000 shares of restricted stock pursuant to our 2004 Long-Term Incentive Plan (the "Plan"). Mr. Laikin's shares vest and become unrestricted with respect to 66,667 shares on each of the third and fifth anniversaries of the date of award and as to 66,666 shares on the eighth anniversary of the date of the award. Mr. Howell's shares vest and become unrestricted with respect to 33,334 shares on the third anniversary of the date of award and as to 33,333 shares on each of the fifth and eighth anniversaries of the date of award. Mr. Fivel's shares vest and become unrestricted with respect to 16,667 shares on each of the third and fifth anniversaries of the date of award and with respect to 16,666 on the eighth anniversary of the date of award. The vesting of each of these awards is subject to the terms of the Plan and the Restrict Stock Award Agreements entered into by the executives. The Restricted Stock Award Agreements are annexed hereto as Exhibits 10.7, 10.8 and 10.9, respectively, and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1 Amendment No. 4 to the Amended and Restated Employment Agreement dated as of July 1, 1999 between Brightpoint, Inc. and Robert J. Laikin dated as of April 7, 2005.*

         10.2 Amendment No. 4 to the Amended and Restated Employment Agreement dated as of July 1, 1999 between Brightpoint, Inc. and J. Mark Howell dated as of April 7, 2005.*

         10.3 Amendment No. 5 to the Amended and Restated Employment Agreement dated as of July 1, 1999 between Brightpoint, Inc. and Steven E. Fivel dated as of April 7, 2005.*

         10.4 Agreement for Supplemental Executive Retirement Benefit dated as of April 7, 2005 by and between Robert J. Laikin and Brightpoint, Inc.*

         10.5 Agreement for Supplemental Executive Retirement Benefit dated as of April 7, 2005 by and between J. Mark Howell and Brightpoint, Inc.*

         10.6 Agreement for Supplemental Executive Retirement Benefit dated as of April 7, 2005 by and between Steven E. Fivel and Brightpoint, Inc.*

         10.7 Restricted Stock Award Agreement Pursuant to the 2004 Long-Term Incentive Plan of Brightpoint, Inc. dated as of April 7, 2005 between Brightpoint, Inc. and Robert J. Laikin.*

         10.8 Restricted Stock Award Agreement Pursuant to the 2004 Long-Term Incentive Plan of Brightpoint, Inc. dated as of April 7, 2005 between Brightpoint, Inc. and J. Mark Howell.*

         10.9 Restricted Stock Award Agreement Pursuant to the 2004 Long-Term Incentive Plan of Brightpoint, Inc. dated as of April 7, 2005 between Brightpoint, Inc. and Steven E. Fivel.*



*        Filed with the Registrant's Form 8-K filed on April 12, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ Steven E. Fivel
                                           -----------------------------------
                                            Steven E. Fivel
                                            Executive Vice President and
                                            General Counsel

Date:  April 13, 2005